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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 5, 2000

                                  SYNAVANT INC.
             (Exact name of Registrant as specified in its charter)


         DELAWARE                         0-30822                22-2940965
(State or other jurisdiction of     (Commission File No.)     (IRS Employer
incorporation or organization)                               Identification No.)


                               3445 PEACHTREE ROAD
                                  SUITE 1400
                             ATLANTA, GEORGIA 30326
          (Address of principal executive offices, including zip code)
                                 (404) 841-4000
              (Registrant's telephone number, including area code)


                                      None.
                        (Former name or Former Address if
                           Changed Since Last Report)

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ITEM 5.    OTHER EVENTS.

         On September 5, 2000, SYNAVANT Inc. (the "Company" or "Synavant") announced that as a result of its spin-off from IMS HEALTH Incorporated, it converted its employees' options and awards relating to IMS HEALTH common stock into option and awards relating to SYNAVANT common stock. This conversion, along with awards granted to non-employee directors, results in SYNAVANT employee and directors holding options and other awards equaling approximately 52.4% of the outstanding class of common stock immediately after the distribution.

         The Company issued a press release on September 5, 2000 that discusses the option conversion. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (c)    EXHIBITS

           99.1     Press Release dated September 5, 2000.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SYNAVANT INC.

Date:  September 8, 2000                  /s/ CRAIG S. KUSSMAN
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                                          Craig S. Kussman
                                          Executive Vice President, Secretary
                                          and Chief Financial Officer